SECOND AMENDMENT TO SECOND AMENDED AND
                        RESTATED REVOLVING LOAN AGREEMENT


     This Second Amendment to Second Amended and Restated Revolving Loan Agreement ("Second Amendment") is entered into as of July 20, 1999 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Second Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Second Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Second Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS

     A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Second Amended and Restated Revolving Loan Agreement, dated as of June 5, 1998, as amended by a First Amendment to Second Amended and Restated Revolving Loan Agreement, dated as of February 19, 1999 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the aggregate principal amount of up to $500,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

     B. Borrower has requested the amendment of certain covenants in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, the Co-Agent and the Agent hereby agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT.

          1.1 SECTION 1.1 In Section 1.1 of the Loan Agreement, the definition of "Applicable Eurodollar Spread" is amended by adding the following sentence at the end thereof:

          "Notwithstanding the foregoing, if the Leverage Ratio for the quarter ending September 30, 1999 is greater than 2.35:1.00, then the Applicable Eurodollar Spread for the period from December 1, 1999 to February 29, 2000 shall be 2.35%, and if the Leverage Ratio for the quarter ending December 31, 1999 is greater than 2.35:1.00, then the Applicable Eurodollar Spread for the period from March 1, 2000 to May 31, 2000 shall be 2.35%."

          1.2 SECTION 6.13. The schedule contained in Section 6.13 of the Loan Agreement is hereby restated in its entirety to read as follows:

                                                    Leverage
Period                                                Ratio
------                                                -----
Jan. 1, 1998 through
 March 31, 1999                                     2.50:1.00

April 1, 1999 through
 June 30, 1999                                      2.35:1.00

July 1, 1999 through
September 30, 1999                                  2.50:1.00

October 1, 1999 through
December 31, 1999                                   2.40:1.00

January 1, 2000 through
March 31, 2000                                      2.35:1.00

April 1, 2000 and thereafter                        2.15:1.00

     2. FEES. For purposes of this Section 2, an "Approving Bank" means each Bank (and any successor-in-interest to such Bank) that has provided the Agent with evidence of final approval of its execution of this Second Amendment on or before July 20, 1999. Should this Second Amendment thereafter become effective in accordance with the terms of Section 4 hereof, the Agent will send written notice to Borrower and each of the Banks of the list of Approving Banks.

          (a) On the effective date of this Second Amendment, Borrower agrees to pay to the Agent, for the pro rata accounts of the Approving Banks, a fee equal to five basis points of the aggregate Commitments held by the Approving Banks on the date of this Second Amendment (a maximum total fee of $250,000).

          (b) If the Leverage Ratio exceeds 2.42:1.00 as of the end of the Fiscal Quarter ending September 30, 1999, Borrower shall, no later than 60 days following the end of such Fiscal Quarter, pay to the Agent, for the respective accounts of the Approving Banks, a fee equal to five basis points of the aggregate Commitments held by the Approving Banks on the date of this Second Amendment (a maximum total fee of $250,000).

          (c) If the Leverage Ratio exceeds 2.35:1.00 as of the end of the Fiscal Quarter ending December 31, 1999, Borrower shall, no later than 60 days following the end of such Fiscal Quarter, pay to the Agent, for the respective accounts of the Approving Banks, a fee equal to five basis points of the aggregate Commitments held by the Approving Banks on the date of this Second Amendment (a maximum total fee of $250,000).

All of the foregoing fees are fully earned upon their due dates and are nonrefundable.

     3. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Second Amendment as though made on that date and after giving effect to this Second Amendment no Event of Default shall be continuing.

     4. CONDITIONS PRECEDENT. The effectiveness of this Second Amendment is conditioned upon the execution hereof by the Majority Banks and the satisfaction by Borrower of each of the following conditions on or before July 30, 1999:

          (a) Borrower shall have delivered or caused to be delivered to the Agent fully executed original counterparts of this Second Amendment and Exhibit A hereto, sufficient in number for distribution to the Agent, the Banks and Borrower;

          (b) Borrower shall have paid the fees required in Section 2 hereof;

          (c) The Agent shall have received a written legal opinion of counsel(s) to Borrower and each Guarantor, in form and substance satisfactory to the Agent, regarding the execution, delivery, performance and enforceability of this Second Amendment and the Guarantors' Consent hereto; and

          (d) The Agent shall have received a written certification from a Responsible Official of Borrower that Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and after giving effect to this Second Amendment no Default or Event of Default shall be continuing.

     5. AMENDMENT TO OTHER LOAN DOCUMENTS. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Second Amendment.

     6. LOAN DOCUMENTS IN FULL FORCE AND EFFECT. Except as modified hereby, the Loan Documents remain in full force and effect.

     7. GOVERNING LAW. This Second Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

     8. SEVERABILITY. If any provision of this Second Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     9. COUNTERPARTS. This Second Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any parties shall not become effective until this Second Amendment, and Exhibit A hereto, is executed and delivered by all parties hereto and thereto.

     10. PRIOR AGREEMENTS. This Second Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Second Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

"Borrower"

DEL WEBB CORPORATION

By:
     ----------------------------
      John A. Spencer
      Executive Vice President

"Agent"

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

"Co-Agent"

BANK ONE, ARIZONA, NA, as Co-Agent

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

"Banks"

BANK ONE, ARIZONA, NA, as a Bank

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

GUARANTY FEDERAL BANK, F.S.B.

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

BANKBOSTON, N.A. (formerly known as The First National Bank of Boston)

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

CREDIT LYONNAIS
LOS ANGELES BRANCH

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

FIRST UNION NATIONAL BANK
(formerly known as First Union National
Bank of North Carolina)

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

BANK OF HAWAII

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

FLEET NATIONAL BANK

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

M&I THUNDERBIRD BANK

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

NORWEST BANK ARIZONA,
National Association

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

PNC BANK, N.A.

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

COMERICA BANK

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

BANK UNITED

By:
     ----------------------------

     ----------------------------
        Printed Name and Title


AMSOUTH BANK

By:
     ----------------------------

     ----------------------------
        Printed Name and Title

                                    EXHIBIT A

                              GUARANTORS' CONSENTS


     The undersigned do each hereby (a) consent to that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 20, 1999, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, and (b) reaffirm (i) their respective obligations under that certain 1998 Subsidiary Guaranty, dated as of June 5, 1998, and (ii) that the 1998 Subsidiary Guaranty remains in full force and effect.

Dated:  July 20, 1999

Del Webb California Corp., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer


Del Webb Commercial Properties Corporation, an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer


Del Webb Communities, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer


Del Webb Conservation Holding Corp., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer


Del Webb Home Construction, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer


Anthem Arizona, Inc. (formerly known as The Villages at Desert Hills, Inc. and as Del Webb Lakeview Corporation), an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

                                    Exhibit A

Del Webb's Coventry Homes Construction Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb's Coventry Homes, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb's Coventry Homes of Nevada, Inc., an Arizona corporation (formerly known as Del Webb of Nevada, Inc.)

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb's Coventry Homes Construction of Tucson Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb's Coventry Homes of Tucson, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del E. Webb Development Co., L.P., a Delaware limited partnership

By:  Del Webb Communities, Inc., general partner

     By:
          ---------------------------
          Donald V. Mickus
          Treasurer

Del E. Webb Foothills Corporation, an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

DW Aviation Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Fairmount Mortgage, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Terravita Corp., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer
                                    Exhibit A

Terravita Home Construction Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Trovas Company, an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Trovas Construction Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb Limited Holding Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb Southwest Co., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

New Mexico Asset Corporation, an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb Texas Limited Partnership, an Arizona limited partnership

By:  Del Webb Southwest Co., an Arizona corporation

     By:
         --------------------------
         Donald V. Mickus
         Treasurer

New Mexico Asset Limited Partnership (formerly known as
  New Mexico Investment Co. Limited Partnership), an
  Arizona limited partnership

By: Del Webb Corporation, a Delaware corporation

    By:
        ------------------------------
        Donald V. Mickus
        Treasurer

Bellasera Corp., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer
                                    Exhibit A

Del Webb's Sunflower of Tucson, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Del Webb's Spruce Creek Communities, Inc., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Anthem Arizona L.L.C., an Arizona limited liability company

By:  Bellasera Corp., an Arizona corporation, its sole member

     By:
          ----------------------------
          Donald V. Mickus
          Treasurer

Mountain View Two LLC, an Arizona limited liability company

By:  Del Webb Corporation, a Delaware corporation, its sole member

     By:
          -----------------------------
          Donald V. Mickus
          Treasurer

Spruce Creek South Utilities, Inc., a Florida corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Asset Five Corp., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer

Asset Seven Corp., an Arizona corporation

By:
     --------------------------------
     Donald V. Mickus
     Treasurer
                                    Exhibit A
                                   Page 4 of 4